Current Report on Form 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

---------------------

FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 17, 1999

INAMED CORPORATION

------------------
(Exact name of registrant as specified in its charter)

	DELAWARE			1-9741			 59-0920629
(State or other
       jurisdiction of
     incorporation)
(Commission File
Number)
(IRS Employer
     Identification No.)


5540 Ekwill Street
Santa Barbara, California 93111
--------------------------------------
Address of principal executive offices


Registrant's telephone number, including area code:  805/692-5400




-------------------------------------------------------------
(Former name or former address, if changed since last report.)

Item 5.	OTHER EVENTS.

On August 17, 1999, Inamed Corporation (the "Company")
issued a press release announcing that it had resolved the issues raised in an investigation by the U.S. Securities and Exchange Commission concerning alleged violations which occurred before the Company replaced senior management in the first quarter of
1998.   In addition, the Company announced it will be submitting
an application with the Nasdaq Stock Market to have its common stock listed for trading on the Nasdaq National Market System. The press release is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS

(c)	EXHIBITS

99.1	Press release of Inamed Corporation dated
August 17, 1999.


SIGNATURE

Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


INAMED CORPORATION


Dated: August 18, 1999	By:   /s/ Richard G. Babbitt
Name: Richard G. Babbitt
Title:   Chairman and CEO

EXHIBIT INDEX

99.1	Press Release of Inamed Corporation dated August
17, 1999.

Exhibit 99.1


INAMED "Innovation and Medicine"			INAMED CORPORATION
								5540 Ekwill Street
Santa Barbara, CA 93111
								(805) 692-5400 Telephone
(805) 692-5432 Facsimile

Company Contacts:	Ilan Reich, President
				David Bamberger, Senior Vice President and
					General Counsel
				(212) 626-6800

INAMED CORPORATION ANNOUNCES SEC SETTLEMENT AND
WILL SUBMIT NEW APPLICATION FOR NASDAQ NMS LISTING

Santa Barbara, California-August 17, 1999-Inamed Corporation (OTC BB:
IMDC) announced two developments today.

First, the Company reported that it has resolved the issues raised in an investigation by the U.S. Securities and Exchange Commission which began after Coopers & Lybrand resigned as the Company's auditors. As part of the administrative settlement, the SEC today filed an administrative proceeding in which the Company neither admitted nor denied the findings and consented to entry of a cease and desist order. According to the SEC's Order, the events which gave rise to the alleged violations occurred before the Company replaced senior management in the first quarter of 1998. New management moved expeditiously to resolve these matters in the best interests of the Company and its shareholders, including causing its financial statements to be restated for the periods in question. The SEC's Order imposed no monetary penalties against the Company.

Second, the Company announced that it is filing an application with the Nasdaq Stock Market to have its common stock listed for trading on the Nasdaq National Market System (NMS). This action reflects the fact that the Company now meets all quantitative criteria for such a listing.

Mr. Richard G. Babbitt, Inamed's Chairman and CEO, stated: "We are pleased to have resolved the SEC matter. Since early 1998, we have operated the Company with the highest level of credibility and integrity. We do not condone the actions taken by prior management, and we have worked hard to restore investor confidence. With the SEC investigation now behind us, we look forward to continuing to work for Inamed's bright future."

As to the listing application, Mr. Babbitt stated: "We are optimistic that Inamed's application for listing on Nasdaq's NMS market will be granted. Inamed is a fine company with a bright future that deserves to be listed for trading alongside Nasdaq's largest and most respected companies."

Inamed is a global surgical and medical device company engaged in the development, manufacturing and marketing of medical devices for the plastic, reconstructive and aesthetic surgery markets, as well as devices to treat obesity.

This release contains, in addition to historical information, forward-looking statements. Such statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause such a difference include, but are not limited to, those described in the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

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